EXHIBIT 99.10

JOINT FILING AGREEMENT

September 14, 2012

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: September 14, 2012	BECKER DRAPKIN MANAGEMENT, L.P.

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto
	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact

BECKER DRAPKIN PARTNERS (QP), L.P.

	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto
	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact

BECKER DRAPKIN PARTNERS, L.P.

	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto
	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact

BD PARTNERS I, L.P

By:	Becker Drapkin Management, L.P.
Its:	General Partner

By:	BC Advisors, LLC
Its:	General Partner

By:	/s/ Ashley Sekimoto
Name:	Ashley Sekimoto
Title:	Attorney-in-Fact

BC ADVISORS, LLC

By:	/s/ Ashley Sekimoto
Name:	Ashley Sekimoto
Title:	Attorney-in-Fact

STEVEN R. BECKER

/s/ Ashley Sekimoto
Name:	Ashley Sekimoto
Title:	Attorney-in-Fact

MATTHEW A. DRAPKIN

/s/ Ashley Sekimoto
Name:	Ashley Sekimoto
Title:	Attorney-in-Fact